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                                   EXHIBIT 21

                         SUBSIDIARIES OF THE REGISTRANT


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

                                   SUBSIDIARIES OF THE REGISTRANT



SUBSIDIARY                                     OWNERSHIP                  STATE OF INCORPORATION

Dearborn Savings Association, F.A.               100%                            Federal

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